SEC Standardized Total Returns - Class A Shares


Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual
         Total Return = ((ERV / P) ) - 1

         Total Return = ((ERV - P) / P)


Where:            ERV = Ending  redeemable  value  of a  hypothetical  $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period there of.)

                  P   = a hypothetical initial investment of $1,000

                  N   = number of years


The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Global Fund, Inc. (Class A shares) as of December 31, 1996.

                                                   AVE. ANNUAL        TOTAL
                    ERV           P         N      TOTAL RETURN       RETURN
                    ---           -         -      ------------       ------


      1 year:     $1,072.50   $1,000.00    1.00        7.25%            7.25%

      5 years:    $1,424.20   $1,000.00    5.00        7.33%           42.42%

     10 years:    $3,002.30   $1,000.00   10.00       11.62%          200.23%

NAV Only Total Returns - Class A Shares


Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual
         Total Return = ((ERV / P) ) - 1

         Total Return = ((ERV - P) / P)


Where:            ERV = Ending  redeemable  value  of a  hypothetical  $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period there of.)

                  P   = a hypothetical initial investment of $1,000

                  N   = number of years


The following table lists the information used to calculate the average annual total return and total return for First Investors Global Fund, Inc. (Class A shares) as of December 31, 1996.

                                                    AVE. ANNUAL    TOTAL
                     ERV           P           N    TOTAL RETURN   RETURN
                     ---           -           -    ------------   ------
  1 year:     $   1,144.30  $   1,000.00      1.00     14.43%      14.43%

 5 years:     $   1,519.00  $   1,000.00      5.00      8.72%      51.90%

10 years:     $   3,205.70  $   1,000.00     10.00     12.36%     220.57%

SEC Standardized Total Returns - Class B Shares


Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual
         Total Return = ((ERV / P) ) - 1

         Total Return = ((ERV - P) / P)


Where:            ERV = Ending  redeemable  value  of a  hypothetical  $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period there of.)

                  P   = a hypothetical initial investment of $1,000

                  N   = number of years


The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Global Fund, Inc. (Class B shares) as of December 31, 1996.

                                                         AVE. ANNUAL   TOTAL
                         ERV            P           N   TOTAL RETURN  RETURN
                         ---            -           -   ------------  ------
      1 year:      $   1,088.40  $   1,000.00     1.00      8.84%      8.84%

Life of Fund:      $   1,292.60  $   1,000.00     1.97     13.92%     29.26%

NAV Only Total Returns - Class B Shares


Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual
         Total Return = ((ERV / P) ) - 1

         Total Return = ((ERV - P) / P)


Where:            ERV = Ending  redeemable  value  of a  hypothetical  $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period there of.)

                  P   = a hypothetical initial investment of $1,000

                  N   = number of years


The following table lists the information used to calculate the average annual total return and total return for First Investors Global Fund, Inc. (Class B shares) as of December 31, 1996.

                                                        AVE. ANNUAL   TOTAL
                       ERV             P          N    TOTAL RETURN  RETURN
                       ---             -          -    ------------  ------
      1 year:     $   1,133.30  $   1,000.00     1.00     13.33%     13.33%

Life of Fund:     $   1,346.40  $   1,000.00     1.97     16.31%     34.64%